EXHIBIT 99.2

UNIVERSAL COMPRESSION, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Universal Compression, Inc. 401(k) Retirement and Savings Plan on Form 11-K for the year ended December 31, 2002 (the “Report”), I, Stephen A. Snider, Chief Executive Officer of Universal Compression, Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ STEPHEN A. SNIDER
Stephen A. Snider
Chief Executive Officer
June 30, 2003

In connection with the Annual Report of the Universal Compression, Inc. 401(k) Retirement and Savings Plan on Form 11-K for the year ended December 31, 2002 (the “Report”), I, J. Michael Anderson, Chief Financial Officer of Universal Compression, Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ J. MICHAEL ANDERSON
J. Michael Anderson
Chief Financial Officer
June 30, 2003

These certifications accompany this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.